                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 19, 2000
                                (Date of Report)
                        (Date of Earliest Event Reported)

                          TARGETED GENETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Washington                0-23930                      91-1549568
    (State or Other        (Commission File No.)            (IRS Employer
      Jurisdiction                                        Identification No.)
    of Incorporation)

                  1100 Olive Way, Suite 100, Seattle, WA 98101
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 623-7612
              (Registrant's Telephone Number, Including Area Code)

                                      None
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

This Amendment No. 2 to Targeted Genetics Corporation's Current Report on Form 8-K, filed October 2, 2000, as amended November 9, 2000, relates to Targeted Genetics' acquisition of Genovo, Inc. pursuant to an Agreement and Plan of Merger dated August 8, 2000, by and among Targeted Genetics, TGC Acquisition Corporation, Genovo, and Biogen, Inc. The purpose of this amendment is to provide a pro forma statement of operations for the year ended December 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information.



                                                      For the period
                                      For the year        1/1/00                                         For the year
                                     ended 12/31/00       through                                       ended 12/31/00
                                        Targeted          9/19/00                                          Pro Forma
                                        Genetics          Genovo        Adjustments            Note        Combined
                                        --------          ------        -----------            ----        --------
(in thousands, except for per share amounts)
Revenue:
   Collaborative agreements ......      $  9,553         $    --          $    --                          $  9,553
   Collaborative agreements
     with affiliates .............         1,850            3,859              --                             5,709
                                        --------         --------         --------                         --------
         Total revenue ...........        11,403            3,859              --                            15,262
                                        --------         --------         --------                         --------
Operating expenses:
   Research and development ......        19,312            9,467              267              (A)          29,046
   Amortization of acquisition
     related intangibles .........         1,686              --             3,879              (A)           5,565
   Acquired in-process research
     and development .............        28,029              --           (28,029)             (A)             --
General and administrative .......         5,707            2,866              505              (A)           9,078
                                        --------         --------         --------                         --------
   Total operating expenses ......        54,734           12,333          (23,378)                          43,689
                                        --------         --------         --------                         --------
Loss from operations .............       (43,331)          (8,474)          23,378                          (28,427)
Equity in loss of joint venture...        (2,474)             --               --                            (2,474)
Investment income ................         2,097              103              --                             2,200
Interest expense .................          (266)             --               (20)             (A)            (286)
Other income .....................           --               201              --                               201
                                        --------         --------         --------                         --------
Loss before cumulative effect
   of change in accounting
   principle .....................      $(43,974)        $ (8,170)        $ 23,358                         $(28,786)
Basic and diluted loss per
   common share before
   cumulative effect of change
   in accounting principle (1) ...      $  (1.19)        $ (13.18)                                         $  (0.77)
                                        ========         ========                                          ========
Shares used in basic and diluted
   loss per common share .........        37,752              620                                            38,372
                                        ========         ========                                          ========

----------
(1) Excludes per share cumulative effect of change in accounting principle related to the adoption of Staff Accounting Bulletin 101, Revenue Recognition in Financial Statements totaling $3.7 million and reflects the per share effect of the dividend on preferred stock of $885,000.


                                       2

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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. The unaudited consolidated pro forma statement of operations for the year ended December 31, 2000, gives effect to the Genovo acquisition as if it had occurred on January 1, 2000. The acquisition of Genovo occurred on September 19, 2000. The unaudited pro forma information should be used for illustrative purposes only. We believe that the information is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on January 1, 2000. In addition, we do not believe that this information necessarily projects our potential future operating results or financial position.

You should read these unaudited pro forma consolidated financial statements and accompanying notes in conjunction with our historical consolidated financial statements and the related notes and other financial information contained elsewhere in this filing or in the documents we have filed with the SEC, including the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on Form 10-K for the year ended December 31, 2000 and our quarterly reports on Form 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000.

The unaudited pro forma consolidated statement of operations includes the adjustments necessary to give effect to the merger as if it had occurred on January 1, 2000 and to reflect the allocation of the fair value of tangible and intangible assets acquired, which are listed in (i)-(iv) below. Taking these into account, the approximate adjustments included in the unaudited pro forma consolidated statement of operations are summarized in (v) and (vi) below:

     (i) Workforce know-how acquired by Targeted Genetics valued at $605,000; four-year life.

     (ii) Employment agreements acquired by Targeted Genetics valued at $1.0 million; two-year life.

     (iii) Goodwill and adeno-associated viral ("AAV") know-how acquired by Targeted Genetics valued at $25.2 million and $12.7 million, respectively; seven-year life.

     (iv) Discount for imputed interest on the long-term obligations assumed by Targeted Genetics valued at $20,000.


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

     (v) Amortization of compensatory stock options, acquired goodwill, AAV know-how, work force and debt discount for the periods indicated in
           (i)-(iv) above (in thousands):

                                                              Year ended
                                                           December 31, 2000

           Research and development portion of:
                  Assembled work force .................       $       99
                  Compensatory stock options ...........               93
                  Employment contracts .................               75
                                                               ----------
                                                               $      267
                                                               ==========

           Amortization of purchased goodwill
             and AAV know-how ..........................       $    3,879
                                                               ==========


           General and administrative portion of:
                  Assembled work force .................       $       10
                  Compensatory stock options ...........              208
                  Employment contracts .................              287
                                                               ----------
                                                               $      505
                                                               ==========

           Amortization of imputed discount on
             assumed liabilities .......................       $       20
                                                               ==========

     (vi) One-time non-cash charge of acquired in-process research and development ("IPR&D") of approximately $28.0 million, which is represented by the value attributed, with consultation from third party experts, to the completed IPR&D efforts associated with the technology acquired in the acquisition of Genovo. Targeted Genetics considers the IPR&D costs to be nonrecurring charges.


     (c)   Exhibits.

     2.1 Agreement and Plan of Merger dated August 8, 2000, by and among Targeted Genetics, Genovo, Inc., TGC Acquisition Corporation and Biogen, Inc. (incorporated by reference to Targeted Genetics' Current Report on Form 8-K, filed August 23, 2000).*

     ---------
     * Portions of this exhibit have been omitted pursuant to a grant of confidential treatment from the SEC. The omitted portions have been filed separately with the SEC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TARGETED GENETICS CORPORATION

Date:  January 23, 2002               By: /s/ Todd E. Simpson
                                          ------------------------------------
                                          Todd E. Simpson
                                          Chief Financial Officer,
                                          Vice President, Finance
                                          & Administration

                                INDEX TO EXHIBITS

 Exhibit
 Number   Description
 ------   -----------

  2.1 Agreement and Plan of Merger dated August 8, 2000, by and among Targeted Genetics, Genovo, Inc., TGC Acquisition Corporation and Biogen, Inc. (incorporated by reference to Targeted Genetics' Current Report on Form 8-K, filed August 23, 2000).*

 --------------
 * Portions of this exhibit have been omitted pursuant to a grant of confidential treatment from the SEC. The omitted portions have been filed separately with the SEC.


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